                                                                     EXHIBIT 2.3

MALLESONS STEPHEN JAQUES

       Supplemental Agreement
       relating to ABN
       Australasia Holdings Pty
       Ltd

       Dated 6 April 2004

       MALLESONS STEPHEN JAQUES
       Level 60
       Governor Phillip Tower
       1 Farrer Place
       Sydney NSW 2000
       Australia
       T +61 2 9296 2000
       F +61 2 9296 3999
       DX 113 Sydney
       www.mallesons.com

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SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD
Contents

DETAILS                                                                   1
GENERAL TERMS                                                             3
1        CONDITION AND CONSIDERATION                                      3
2        SALE OF SPV DURING THE FIRST YEAR                                3
3        PERMITTED SALE OF SPV                                            3
3.1      Permitted Sales                                                  3
3.2      SPV Sale Notice                                                  4
3.3      Tag along and drag along                                         4
3.4      Effect of Notices                                                5
3.5      Power of attorney to implement SPV Sale Notice                   5
4        PROCEEDS OF SALE                                                 6
4.1      Sale before 1 July 2007                                          6
4.1A     Sale on or after 1 July 2007                                     7
4.2      Terms of Relevant Sale                                           8
4.3      Terms for Non-cash Proceeds                                      8
4.4      Valuation of Non-cash Proceeds                                   9
4.5      Independent Valuer                                               9
4.6      SPV election to pay cash                                        10
4.7      Future dealing with Non-cash Proceeds                           10
4.8      Structure of Sale                                               11
4.9      Instructions to apply proceeds                                  13
5        SALE OF SOME OF THE INTERESTS IN SPV                            13
6        SALE OF SPV TO A RELATED PARTY                                  14
7        RELEASE                                                         14
7.1      Release                                                         14
7.2      Fraud or dishonesty                                             14
8        ACCESS TO INFORMATION                                           15
9        UNDERTAKINGS                                                    15
9.1      Activities of SPV                                               15
9.2      Sales of Senior Secured Debt                                    15

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
10       TERM                                                            15
11       DISPUTES                                                        16
12       FURTHER STEPS                                                   16
13       SEVERAL LIABILITY                                               16
14       COUNTERPARTS                                                    16
15       GOVERNING LAW                                                   16
16       INTERPRETATION                                                  16
16.1     Definitions                                                     16
16.2     General interpretation and other definitions                    19
SCHEDULE 1 - MEMBERS OF SPV                                              20
SCHEDULE 2 - LENDERS                                                     22
SIGNING PAGE                                                              1

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SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD
Details

PARTIES            COMPANY, LIMITED, ABN, DAVID HEAD, SPV, MEMBERS OF SPV AND
                   LENDERS

COMPANY            Name            ABN AUSTRALASIA HOLDINGS PTY LIMITED

                   ABN             11 072 977 229

                   Address         1144 Nepean Highway, Highett, Victoria 3190

                   Fax             + 61 03 9555 8135

                   Attention       Managing Director

LIMITED            Name            ABN AUSTRALASIA LIMITED

                   ABN             42 072 664 692

                   Address         1144 Nepean Highway, Highett, Victoria 3190

                   Fax             +1 201 568 4577

                   Attention       Steven Singer

ABN                Name            AMERICAN BANKNOTE AUSTRALASIA HOLDINGS INC

                   Address 560 Sylvan Avenue, Englewood Cliffs, NJ07632, United States of America

                   Fax             +1 201 5684577

                   Attention       Steven Singer

DAVID HEAD         Name            MR DAVID HEAD

                   Address         1144 Nepean Highway, Highett, Victoria, 3190

                   Fax             +61 03 9842 9033

SPV                Name            LM SPV PTY LIMITED

                   ABN/ACN/ARBN    108 316 598

                   Address         59 Abbott Street, Sandringham, VIC 3191,
                                   Australia

                   Fax             03 9533 4349

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                   Attention        Peter Brannighan

MEMBERS OF         Name             THE MEMBERS OF SPV LISTED IN SCHEDULE 1
SPV

LENDERS            Name             THE LENDERS TO THE COMPANY LISTED IN
                                    SCHEDULE 2

GOVERNING LAW      Victoria

DATE OF
AGREEMENT          See Signing page

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SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD
General terms

1        CONDITION AND CONSIDERATION

         Each party to this agreement agrees to the terms of this agreement:

         (a) subject to completion in accordance with its terms of the agreement entitled "Subscription and Shareholders Agreement for ABN Australasia Holdings Pty Limited", dated on or around the same date as this agreement and entered into between ABN Australasia Holdings Pty Limited, LM SPV Pty Limited, ABN Australasia Limited, American Banknote Australasia Holdings Inc and David Head ("SHAREHOLDERS AGREEMENT"); and

         (b) in consideration of each of the other parties to this agreement agreeing to the terms of this agreement.

2        SALE OF SPV DURING THE FIRST YEAR

         The Members of SPV agree that until the first anniversary of the Completion Date, the Members of SPV may not sell all of the shares in SPV without the prior written consent of ABN and David Head, unless at the date of such sale, which in any event shall occur no earlier than 90 days after Completion, the Company is in Material Adverse Performance in which case such consent is not required and the sale must be implemented in accordance with clause 3 below.

3        PERMITTED SALE OF SPV

3.1      PERMITTED SALES

         (a) The Members of SPV agree that prior to the Equity Vesting End Date they will not sell all of the shares in SPV unless:

                  (i) the prior written consent of ABN and David Head is obtained; or

                  (ii) the Company is in Stage I or Stage II (but for the avoidance of doubt not in Stage III) and SPV:

                                    (A)      implements the sale in accordance
                                             with this clause 3; and

                                    (B)      applies the SPV Sale Proceeds in
                                             accordance with clause 4.1.

         (b)      The Members of SPV agree that after the Equity Vesting End
                  Date:

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                  (i)      if the Company is in Stage III, they will not sell
                           all of the shares in SPV unless the prior written consent of ABN and David Head is obtained; and

                  (ii) if the Company is in Stage I or Stage II, they may only sell all of the shares in SPV by implementing a sale in accordance with this clause 3 and applying the SPV Sale Proceeds in accordance with clause 4.1A, or otherwise with the prior written consent of ABN and David Head.

3.2      SPV SALE NOTICE

         If the Members of SPV propose to implement a sale under clause 3.1(a)(ii) or 3.1(b)(ii), SPV must give a SPV Sale Notice to each Other Shareholder. The SPV Sale Notice must state:

         (a)      the identity of the purchaser(s);

         (b) the total number of issued shares in SPV being sold to the purchaser(s), which must include all shares on issue in SPV;

         (c) how any Shares other than SPV's Shares, and any remaining Senior Secured Debt, is to be treated to the extent necessary to satisfy the requirements of clause 4.1;

         (d) the sale price and any other terms of the proposed Transfer to the purchaser(s);

         (e) whether the SPV is giving a Drag Along Notice, in which case a Drag Along Notice must be provided with the SPV Sale Notice; and

         (f) the settlement date for completion of the sale, which (unless otherwise agreed) must be not less than 10 days after the SPV Sale Notice is given.

3.3      TAG ALONG AND DRAG ALONG

         If the Members of SPV propose to implement a sale under clause 3.1
         (a)(ii) or 3.1(b)(ii), then:

         (a) SPV must give an Invitation to Tag Along to each Other Shareholder on the following terms:

                  (i)      the Invitation to Tag Along must state:

                           (A) that the Other Shareholder has an option (a "TAG ALONG OPTION") to direct SPV to include in any sale to the purchaser all of that Other Shareholder's Shares the period during which the Tag Along Option must be open for acceptance, which (unless otherwise agreed) may not be less than 10 Business Days; and

                           (B) the settlement date, being the same date as the date of settlement specified in the SPV Sale Notice;

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                  (ii)     the Tag Along Option may be exercised by each Other
                           Shareholder by notice in writing to SPV, given within the period stated in the Invitation to Tag Along; and

         (b) SPV may give a Drag Along Notice to each Other Shareholder on the following terms:

                  (i)      the Drag Along Notice must state:

                           (A) that SPV requires each Other Shareholder to sell all of its Shares; and

                           (B) the settlement date, being the same date as the date of settlement specified in the SPV Sale Notice; and

                  (ii) if a Drag Along Notice is given, then the Other Shareholders must sell their Shares which are the subject of the Drag Along Notice to the purchaser (or as directed by the purchaser).

3.4      EFFECT OF NOTICES

         If a Tag Along Option is exercised or a Drag Along Notice is given, then the Other Shareholders must:

         (a) sell their Shares the subject of the Tag Along Notice or Drag Along Notice on the terms stated in the SPV Sale Notice and (as applicable) the Tag Along Notice or Drag Along Notice; and

         (b) give a warranty to the purchaser that they will give the purchaser clear unencumbered title to their Shares, but must not be required to give any other warranties.

         SPV may not implement a sale under clause 3.1(a)(ii) or 3.1(b)(ii) unless all Shares required to be sold under the terms of any SPV Sale Notice and (as applicable) any Tag Along Option which has been exercised or Drag Along Notice, are sold in accordance with the applicable Notices.

3.5      POWER OF ATTORNEY TO IMPLEMENT SPV SALE NOTICE

         If an Other Shareholder fails to complete the transfer of its Shares in accordance with a SPV Sale Notice, any Tag Along Option which has been exercised, or any Drag Along Notice (as applicable), then SPV, each Member of SPV and each of their directors is individually appointed as the attorney of that Other Shareholder, with power to Transfer the Shares of that Other Shareholder in accordance with the SPV Sale Notice and (as applicable) the Tag Along Notice or Drag Along Notice, to do everything else and sign all documents necessary to implement the transfer of those Shares, and to receive the sale price on trust for that Other Shareholder.

         If immediately prior to any Transfer of Shares under clause 3.1(a)(ii) or 3.1(b)(ii) the Shares to be transferred are subject to any Encumbrance, the Other Shareholders whose Shares are so encumbered must procure that such Encumbrance is discharged and released before the settlement date for Transfer of those Shares and completion of the sale under this clause 3. If they fail to deliver unencumbered title to those Shares on such settlement

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         date, then without prejudice to any other rights or remedies available to the other parties, SPV, each Member of SPV and each of their directors are individually appointed as attorney of the defaulting party, with power to deduct from the sale proceeds and apply to discharge and release of the Encumbrance, such amount as is required to satisfy the Encumbrance and procure delivery of clear unencumbered title to those Shares to the purchaser (or as otherwise directed by the purchaser).

4        PROCEEDS OF SALE

4.1      SALE BEFORE 1 JULY 2007

         If there is a sale under clauses 3.1(a)(ii) or 3.1(b)(ii) before 1 July 2007, the SPV Sale Proceeds must be applied as soon as practicable after receipt as follows:

         (a) first, to pay any fees and expenses of the Company, its Related Bodies Corporate and SPV in implementing the sale, including any Taxes (except, in the case of SPV, capital gains tax on the disposal of any Shares) and stamp duties payable by them in respect of the sale and including any costs of any valuer appointed under clause 4.4; and

         (b) second, to pay the Lenders, each Member of SPV and each Other Shareholder an amount equivalent to the proportion to which they are entitled, calculated in accordance with the formula set out in this clause 4.1(b), of the aggregate of the then outstanding Senior Secured Debt and the full issue price of the Preference Shares:

                  P(b) = RP+RD/TP+TD x 100

                  where:

                  P(b) means the percentage of the total amount payable under this clause 4.1(b) which is to be made to the relevant Member of SPV, Other Shareholder or Lender under this clause 4.l(b);

                  RD for a Member of SPV or an Other Shareholder is nil, and for a Lender is the total Senior Secured Debt as at the date of the sale which is outstanding to that Lender;

                  RP for a Lender is nil, for an Other Shareholder means the total issue price of the relevant Shareholder's Preference Shares which are being sold in accordance with clause 3.1(a)(ii) or 3.1(b)(ii), and for a Member of SPV means its Equity Percentage of the total issue price of the SPV's Preference Shares;

                  TD means the total Senior Secured Debt as at the date of the sale; and

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                  TP       means the total issue price of the Preference Shares
                           remaining on issue, less any Preference Shares which are not being sold in accordance with clause 3.1(a)(ii) or 3.1(b)(ii);

         (c) then, the balance of any remaining SPV Sale Proceeds pro rata between the Members of SPV and (if their Shares are being sold in accordance with clause 3.1(a)(ii) or 3.1(b)(ii) the Other Shareholders on the basis that each is entitled to receive the amount the Shareholders would have received on a pro rata distribution between:

                  (i)      the holders of Ordinary Shares; and

                  (ii) the holders of Deferred Shares who are [entitled to immediate conversion of their Deferred Shares into Ordinary Shares under the terms of the Constitution but who have not yet had such conversion registered by the Company in its register of members], in proportion to the number of Ordinary Shares and Qualifying Deferred Ordinary Shares held by each of them, on the basis that SPV's entitlement is allocated to each Member of SPV based on its Equity Percentage.

         For the avoidance of doubt, paragraph 4.1(c)(ii) above includes any Deferred Shares which are converted into Ordinary Shares under the terms of the Constitution as a result of payments made under 4.1(b) above.

4.1 A    SALE ON OR AFTER 1 JULY 2007

         If there is a sale under clauses 3.1(a)(ii) or 3.1(b)(ii) on or after 1 July 2007, the SPV Sale Proceeds must be applied as soon as practicable after receipt as follows:

         (a) first, to pay any fees and expenses of the Company, its Related Bodies Corporate and SPV in implementing the sale, including any Taxes (except, in the case of SPV, capital gains tax on the disposal of any Shares) and stamp duties payable by them in respect of the sale and including any costs of any valuer appointed under clause 4.4; and

         (b) second, to pay the Lenders an amount equivalent to the amounts owing under the Cash Advance Facility and the LC Facility, plus the Capitalised Interest (if any) and all other interest under the Senior Debt Facility Agreement;

         (c) third, to pay pro rata between the Members of SPV and to the Other Shareholders, an amount equivalent to;

                  (i) in the case of each Member of SPV, its Equity Percentage of the total issue price of the SPV's Preference Shares; and

                  (ii) if the Other Shareholders' Preference Shares are being sold in accordance with clause 3.1(a)(ii) or 3.1(b)(ii), for each Other Shareholder the total issue price of the relevant Shareholder's Preference Shares;

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         (d)      then, the balance of any remaining SPV Sale Proceeds pro rata between the Members of SPV and (if their Shares are being sold in accordance with clause 3.1(a)(ii) or 3.1(b)(ii)) the Other Shareholders on the basis that each is entitled to receive the amount the Shareholders would have received on a pro rata distribution between the holders of Ordinary Shares, in proportion to the number of Ordinary Shares held by each of them, on the basis that SPV's entitlement is allocated to each Member of SPV based on its Equity Percentage.

4.2      TERMS OF RELEVANT SALE

         The parties agree as follows if a Relevant Sale is proposed:

         (a) the Relevant Sale must be on arm's length terms to a party other than a Related Body Corporate of SPV or any member of SPV;

         (b) SPV will, if requested, at the time of the Relevant Sale provide to each of Limited and David Head a statement of all consideration received by any Related Body Corporate of SPV or any member of SPV in relation to the Relevant Sale, and warrant to each of Limited and David Head that none of those entities are entitled to any other consideration in relation to the Relevant Sale;

         (c) if any proposed Relevant Sale is the result of a formal sale process conducted to solicit offers to purchase the Company or its Business, it is noted that the parties' intention in undertaking such a sale process is to pursue as a preferred outcome a sale for cash; and

         (d) a particular proposed Relevant Sale may only be entered into if at the time of entry into of such a transaction the Board is not aware of another offer (being one which the Board determines is a competitive offer reasonably capable of ready acceptance) which:

                  (i) is to acquire all the shares on issue in SPV and all the Other Shareholders' Shares for cash consideration which the Board determines is taken as a whole greater than the value of the proposed SPV Sale Proceeds from the proposed Relevant Sale; or

                  (ii) is to acquire all the shares on issue in SPV and all the Other Shareholders' Shares for non-cash consideration which the Board determines is taken as a whole of materially greater value than the value of the proposed SPV Sale Proceeds from the proposed Relevant Sale.

4.3      TERMS FOR NON-CASH PROCEEDS

         Subject to clause 4.6, if some or all of the SPV Sale Proceeds comprise Non-cash Proceeds, the allocation of such Non-cash Proceeds must be on the basis that each person entitled to SPV Sale Proceeds receives their Relevant Proportion (as applicable) of cash proceeds, of Non-cash Proceeds and of each category (if there is more than one) of Non-cash Proceeds respectively, in each case on the Same Terms and Conditions. For example;

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         (a)      if Non-cash Proceeds comprise more than one class of
                  Securities, each person entitled to SPV Sale Proceeds must receive or retain its Relevant Proportion of each class of Securities; and

         (b) if Non-cash Proceeds comprise any Senior Secured Debt which will remain outstanding, each person entitled to SPV Sale Proceeds must receive or retain (and each such person agrees that it assumes or retains, as applicable) its Relevant Proportion of the Senior Secured Debt on the terms of the Senior Secured Debt Documents.

4.4      VALUATION OF NON-CASH PROCEEDS

         If all or part of the SPV Sale Proceeds comprise Non-cash Proceeds and either:

         (a) it is necessary to attribute a value to the Non-cash Proceeds so as to determine the application of SPV Sale Proceeds under this clause 4; or

         (b) the Members of SPV elect to pay cash to the Other Shareholders under clause 4.6, then unless all the Shareholders have agreed a valuation of the Non-cash Proceeds amongst themselves, the Company must within 10 Business Days of written request to the Company by any Shareholder (which must be copied to the other Shareholders) appoint an Independent Valuer in accordance with clause 4.5 to determine the value of the Non-cash Proceeds. The Independent Valuer is to be requested to determine the value within 10 Business Days of their appointment or as soon as practicable after that period, as at the date of completion of the sale.

4.5      INDEPENDENT VALUER

         The Independent Valuer must be:

         (a) a member of the Institute of Chartered Accountants in Australia of at least 5 years' standing as a valuer, agreed to by all the Shareholders; or

         (b) if the Shareholders cannot reach agreement on the appointment of the Independent Valuer within 10 Business Days of receipt of a Shareholder's request under clause 4.4, the Company or any Shareholder may request that the President of the Institute of Chartered Accountants of Australia appoint a valuer who shall be the Independent Valuer.

         The Independent Valuer so appointed must determine the Fair Market Value of the Non-cash Proceeds. The valuation conducted by the Independent Valuer is conclusive and binding on the Shareholders in the absence of manifest error. Any Independent Valuer appointed under this agreement must act as an expert and not an arbitrator. The Independent Valuer's procedures for determination of the Fair Market Value of the Non-cash Proceeds are to be decided by the Independent Valuer in their discretion.

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         Each Shareholder must bear its own costs in respect of a valuation in accordance with this clause 4.5. The costs of any valuer appointed under clause 4.4 must be borne by the Company.

4.6      SPV ELECTION TO PAY CASH

         If a sale under clause 3 is proposed under which all or part of any SPV Sale Proceeds would comprise Non-cash Proceeds, and the proposed purchaser does not wish David Head or Limited to receive Non-cash Proceeds pursuant to the sale, then:

         (a) if SPV wishes to proceed with such sale, SPV must use all reasonable efforts to persuade the purchaser to agree a structure under which Limited and David Head receive Non-cash Proceeds in accordance with their entitlements under this clause 4; and

         (b) if SPV has complied with (a) above and a structure as described in clause (a) above has not been agreed with the proposed purchaser within 20 Business Days of commencing negotiations regarding the terms of a proposed sale, then the parties agree that the Members of SPV may by notice in writing to the Other Shareholders before the SPV Sale Proceeds are received elect to pay or procure payment to the Other Shareholders of an amount of cash equivalent to the value of the Non-cash Proceeds to which they are entitled. The value of the Non-cash Proceeds must be either:

         (a)      agreed in writing by all of the Shareholders; or

         (b)      determined by an Independent Valuer in accordance with clause
                  4.5.

         The Members of SPV must pay or procure payment of the cash equivalent of each Other Shareholder's respective entitlement to Non-cash Proceeds to each of them within 5 Business Days of agreement or determination of the value of the Non-cash Proceeds or payment of the Non-cash Proceeds (whichever is later).

4.7      FUTURE DEALING WITH NON-CASH PROCEEDS

         If some or all of any SPV Sale Proceeds comprise Non-cash Proceeds, the Members of SPV agree with the Other Shareholders that on any subsequent sale by any Member of SPV of its Non-Cash Proceeds, the selling Member of SPV must:

         (a) notify each of the Other Shareholders in writing that it intends to sell its Non-cash Proceeds and of the proposed terms of such sale, and request them to notify the selling Member of SPV if they wish to also sell the Sale Proportion of their Non-cash Proceeds on the Same Terms and Conditions. The Sale Proportion for each Other Shareholder upon a Sale by a Member of SPV is calculated as:

                  M/T

                  where:

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                  M =      the amount of Non-Cash Proceeds which the Member of
                           SPV proposes to sell; and

                  T =      the total amount of Non-cash Proceeds remaining.

         (b)      at any time after 10 Business Days after giving notice under
                  (a) above, the selling Member of SPV may:

                  (i) to the extent the Other Shareholders have by that date declined to sell their Non-cash Proceeds on the terms notified under (a) above or have failed to respond to such notice, sell its Non-cash Proceeds on terms no more favourable to it than those notified under (a) above; and

                  (ii) to the extent that the Other Shareholders have notified the selling Member of SPV by that date that they wish to sell their Non-cash Proceeds on the terms notified under (a) above, sell its Non-cash Proceeds on terms no more favourable to it than those notified under (a) above, provided that it procures the sale of the Sale Proportion of the Other Shareholders' (as applicable) Non-cash Proceeds at the same time and on the Same Terms and Conditions. Upon closing of such sale each Other Shareholder selling Non-cash Proceeds must give a warranty to the purchaser that they will give the purchaser clear unencumbered title to their Non-cash Proceeds. If the Other Shareholders fail to take any steps required, or to deliver or execute any documents required, so as to effect the sale of their Non-cash Proceeds, within [5 Business Days] of being notified of the steps and documents required, then the selling Member of SPV may proceed to sell its Non-cash Proceeds without procuring the sale of the Sale Proportion of the Other Shareholders' Non-cash Proceeds at the same time, notwithstanding the proviso in this clause 4.7(b)(ii).

4.8      STRUCTURE OF SALE

         If a sale is proposed under clauses 3.1 (a)(ii) or 3.1 (b)(ii):

         (a) the parties must use their best endeavours to agree a structure with the proposed purchaser under the proposed sale which will result in the purchaser paying direct to the Members of SPV, the Lenders, David Head and ABN (each a "RECIPIENT") such portion of the SPV Sale Proceeds to which they are entitled under clause 4.1 or 4.1A (as applicable), in consideration for the transfer by them of their shares in SPV, their Shares (of whatever class) or Senior Secured Debt to the purchaser (as applicable);

         (b) if the Members of SPV have complied with clause (a) above and a structure as described in clause (a) above has not been agreed with the proposed purchaser within 20 Business Days of commencing negotiations regarding the terms of a proposed sale under clause 3.1(a) or 3.1(b) with the proposed purchaser, then the parties agree that the sale may be implemented by SPV, the Members of SPV and the Lenders on such terms and pursuant to such structure as they

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                  deem appropriate subject to compliance with the terms of this agreement, provided that the SPV Sale Proceeds must be dealt with as follows:

                  (i) each party agrees that SPV, the Members of SPV and the Lenders must deduct from the SPV Sale Proceeds an amount equal to the Tax Cost (as defined below) of each Recipient (including itself) to reimburse them for their Tax Cost; and

                  (ii) after deducting any amounts which may be deducted under (i) above, the balance of the Sale Proceeds must otherwise be applied in accordance with clause 4.1(a), (b) and (c) or clause 4.1A (as applicable);

         (c) to the extent that a Recipient receives SPV Sale Proceeds under clause 4.8(b) which exceed its entitlement under clause
                  4.1 or clause 4.1A (as applicable), it must apply that excess amount towards reimbursement of each other Recipient's Tax Cost under clause 4.7(b)(i) and to comply with clause 4.8(b)
                  (ii), as directed by SPV, the Members of SPV or the Lenders to satisfy the requirements of this clause 4.8; and

         (d) each Recipient must give SPV, the Members of SPV and the Lenders such information as they reasonably request for the purposes of implementing a sale of shares as contemplated in clause 4.8(b) in accordance with this clause 4.8.

         In this clause 4.8, TAX COST for each Recipient means T x P,

         where:

         T        =        either:

                  (a) in the case where the Recipient is David Head or any other individual - the highest marginal rate of income tax which is imposed on the taxable income of an individual plus the applicable medicare levy; or

                  (b) in the case of a Family Trust - the applicable rate of income tax generally imposed on receipts by the Family Trust; or

                  (c) in the case of any other Recipient - the generally applicable rate of income tax which is imposed on the taxable income of an Australian resident company.

         P        =        so much of the SPV Sale Proceeds which that Recipient
                           receives or is entitled to receive under the terms of the sale, but which that Recipient must pay (or direct be paid) to another Recipient under clauses
                           4.1(a),(b) and (c) or clause 4.1A (as applicable)
                           (disregarding for this purpose any amounts to be deducted under clause 4.8(b)(i)) ("PAYMENT AMOUNT"), as reduced by the following:

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                  (a)      so much of the Payment Amount (if any) as is not
                           included in the assessable income of the Recipient for income tax purposes; and

                  (b) so much of the Payment Amount (if any) in respect of which the payer is entitled to an allowable deduction for income tax purposes.

4.9      INSTRUCTIONS TO APPLY PROCEEDS

         Subject to clause 4.8, if there is a sale under clauses 3.1(a)(ii) or 3.1(b)(ii), the parties must instruct the third party purchaser to pay the SPV Sale Proceeds as set out in clause 4.1 or clause 4.1A (as applicable).

         If the SPV Sale Proceeds of a sale under clauses 3.1(a)(ii) or 3.1(b)(ii) are not paid as set out in clause 4.1 or clause 4.1A (as applicable) then (without prejudice to any other remedy available at law or in equity), subject to clause 4.8 each party has a claim against each other party who has received any SPV Sale Proceeds for its entitlement to part of the SPV Sale Proceeds in accordance with clause
         4.1 or clause 4.1A (as applicable).

5        SALE OF SOME OF THE INTERESTS IN SPV

         (a) The Members of SPV agree that they will not sell less than all of the shares on issue in SPV prior to the Equity Vesting End Date unless:

                  (i) the relevant Member or Members of SPV have obtained the prior written consent of ABN and David Head; or

                  (ii) the sale of the shares in SPV is to a Financial Institution and does not result in any one person (together with, where the person is a company, its Related Bodies Corporate) acquiring more than 50% of the total voting shares on issue in SPV, either pursuant to one transaction or a series of related transactions;

                  (iii) the sale of the shares in SPV is a sale by Credit Lyonnais S.A. to a Permitted CL Transferee; or

                  (iv) the sale of the shares in SPV is a sale to a Permitted Internal Transferee.

         (b) Each Member of SPV agrees that it may only transfer its shares in SPV under this clause 5 provided that Member of SPV and the Lender of which it is a Related Body Corporate transfer at the same time to the same purchaser (or its Related Body Corporate) the same proportion of that Lender's participation in the Senior Secured Debt as the shares transferred to that purchaser by that Member of SPV bear to the total number of shares held by that Member of SPV prior to such transfer, provided that this clause (b) does not apply to a sale of shares in SPV to a Permitted Internal Transferee or by Credit Lyonnais S.A. to a Permitted CL Transferee.

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         (c)      The Members of SPV agree that if the Company is in Stage III then they will not sell less than all of the shares on issue in SPV except:

                  (i) by way of a sale of all of the shares in SPV under clause 3.1(b)(i);or

                  (ii) by way of a sale of shares in SPV to a Permitted Internal Transferee.

 6       SALE OF SPV TO A RELATED PARTY

         The Members of SPV agree that they will not, without the prior written consent of ABN, sell all of the shares in SPV to a Related Body Corporate of any of the Lenders.

7        RELEASE

7.1      RELEASE

         Subject to clause 7.2 upon Completion each party ("RELEASING PARTY") releases the other parties and each Subsidiary and LM Gemplus ("RELEASED PARTIES") from all liability arising from or in any way relating to the obligations of the Released Parties to the Releasing Party under the Previous Relationship Documents, and each Releasing Party agrees (subject to clause 4.4) not to make a Claim against any Released Party in respect of such obligations.

         Except in respect of:

         (a) audit fees payable pursuant to clause 16.8 of the Shareholders Agreement; and

         (b) unreimbursed expenses relating to the payment of premiums for directors and officers insurance,

7.2      FRAUD OR DISHONESTY

         The release and agreement in clause 7.1 shall not apply in relation to any liability where, and to the extent that, the liability arises from or in any way relates to fraud or dishonesty in relation to the Released Party's obligations under the Previous Relationship Documents which:

         (a) where the Company, a Subsidiary or LM Gemplus is the Released Party, Steven Singer or David Head has committed or is actually aware of;

         (b) where David Head is the Released Party, he has committed or is actually aware of;

         (c) where ABN is the Released Party, Steven Singer has committed or is actually aware of; and

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         (d)      where Limited is the Released Party, Steven Singer has
                  committed or is actually aware of.

         For the avoidance of doubt no provision of this agreement imposes and liability on Steven Singer, and no provision of this clause 7.2 imposes any liability on David Head that he would not otherwise have as a party to this agreement.

8        ACCESS TO INFORMATION

         Notwithstanding and without prejudice to the Company's other obligations under clause 16 of the Shareholders Agreement, the Company shall on reasonable request of a Member of SPV, except to the extent to which such information is subject to confidentiality or privacy obligations of the Company or the Subsidiaries, provide that Member of SPV with all information concerning the Company and its Subsidiaries, necessary for that Member of SPV or (where appropriate) any of its shareholders and their Related Bodies Corporate (as applicable) to comply with its legal obligations to complete its audits, public filings, tax filings and comply with all applicable laws, provided they agree to keep such information confidential on the same terms as apply to SPV in relation to that information under the Shareholders Agreement.

9        UNDERTAKINGS

9.1      ACTIVITIES OF SPV

         The Members of SPV and SPV confirm to the other parties that SPV is a company formed specially to hold the Shares, and that the Shares and SPV's rights under this agreement, the Shareholders Agreement and related documents are SPV's only assets. They further confirm to the other parties that SPV will not carry on any trading activities or use the 'LM' name in any trading activities.

9.2      SALES OF SENIOR SECURED DEBT

         The Lenders agree and confirm to the other parties that they will not assign, novate or otherwise transfer their rights and obligations under the Senior Debt Facility Agreement for an amount which is more than the face value of the Senior Secured Debt plus accrued interest.

10       TERM

         This agreement remains in effect until the Shareholders Agreement terminates. This agreement ceases to apply:

         (a)      to a Shareholder upon it ceasing to own Shares in the Company;

         (b) to a Member of SPV on it ceasing to own shares in SPV, except to the extent that it continues to be a party in its capacity as a Lender; and

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         (c)      to a Lender on it ceasing to be a Participant (as defined in the Senior Debt Facility Agreement), except to the extent that it continues to be a party in its capacity as a Member of SPV.

11       DISPUTES

         The provisions of clause 24 (Dispute resolution) of the Shareholders Agreement apply to a Dispute as between the parties to this agreement (with necessary changes).

12       FURTHER STEPS

         Each party agrees to do all things reasonably necessary to give effect to the provisions of this agreement and to the Transfers and other transactions contemplated by it.

13       SEVERAL LIABILITY

         The obligations and rights of each party to this agreement are several.

14       COUNTERPARTS

         This undertaking may consist of a number of copies each signed by one or more of the parties. When taken together, the signed copies are treated as making up one document.

15       GOVERNING LAW

         This undertaking is governed by the law in force in Victoria. The parties submit to the non-exclusive jurisdiction of the courts of that place.

16       INTERPRETATION

16.1     DEFINITIONS

These meanings apply unless the contrary intention appears:

COMPANY means ABN Australasia Holdings Pty Limited (ABN 11 072 977 229)

DRAG ALONG NOTICE means a notice provided by SPV to the Other Shareholders, under clause 3.3(b).

DISPUTE means any dispute, controversy, difference or Claim between any of the parties as to:

(a) the construction of this agreement; or

(b) the rights or obligations of a party under this agreement; or

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(c) any other matter arising out of or relating to this agreement including any question regarding the existence, validity or termination of this agreement,

other than one entitling a party to claim for urgent or interlocutory relief.

EQUITY PERCENTAGE means, for a Member of SPV, the percentage of the total shares on issue in SPV held by that Member of SPV.

EQUITY VESTING END DATE means the date of commencement of Stage III, or 30 June 2007, whichever is the earlier.

FAIR MARKET VALUE means the fair market value of the Non-cash Proceeds which are the subject of the valuation, determined based on the following principles:

(a) if the Non-cash Proceeds include Securities, the valuation of the Securities is on the basis of the company which issues the Securities continuing to carry on business as a going concern;

(b) the value is that which would be paid on a sale is by a knowledgeable willing but not anxious seller to a knowledgeable willing but not anxious buyer;

(c) it is to be assumed that there would be a reasonable time available in which to obtain a sale of the Non-cash Proceeds in the open market (and for that purpose 60 Business Days will be deemed to be a reasonable time);

(d) if the Non-cash Proceeds include Securities, the value for the Securities the subject of the valuation bears the same proportion to the total valuation for the company which issues the Securities as the number of those Securities being valued bears to the total number of Securities on issue; and

(e) subject to (a) to (d) above, such other normal share valuation factors as are considered relevant by the person conducting the valuation.

FINANCIAL INSTITUTION means a bank or financial institution with a credit rating for its long term unsubordinated debt equal to or greater than BBB+ by Standard & Poor's rating agency (or its equivalent by a different internationally recognised rating agency) or a bank or financial institution without a credit rating for its long term unsubordinated debt which is equal to or greater than BBB+ by Standard & Poor's rating agency (or its equivalent by a different internationally recognised rating agency) where such bank or financial institution has provided to the Agent a letter of credit issued by a financial institution with a credit rating equal to or greater than BBB+ in accordance with the terms of the Senior Secured Debt Facility Agreement, and if the Company is in Stage II then in addition means any reputable financial institution.

INDEPENDENT VALUER means the person agreed or appointed under clause 4.5.

INVITATION TO TAG ALONG means a notice given by SPV to the Other Shareholders, offering each of them a Tag Along Option under clause 3.3(a).

LM GEMPLUS means LM Gemplus Pty Ltd (ACN 088 231 672).

NON-CASH PROCEEDS means such part (or all) of the SPV Sale Proceeds as comprises non-cash consideration.

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OTHER SHAREHOLDERS means the Shareholders other than SPV.

PERMITTED CL TRANSFEREE means Credit Agricole Indosuez ("CAI") and any entity which is:

(a) a subsidiary (having the same meaning as the meaning of Subsidiary as defined in the Senior Secured Debt Facility Agreement) of CAI;

(b) controlled by, which controls, or which is under common control with CAI or the entity which is transferring all of its rights or obligations under the Transaction Documents (as defined in the Senior Secured Debt Facility Agreement); or

(c) a Related Corporation of CAI (as defined in te Senior Secured Debt Facility Agreement).

For the purpose of this definition of Permitted CL Transferee, control has the meaning given in section 50AA of the Corporations Act.

PERMITTED INTERNAL TRANSFEREE means a Related Body Corporate or other entity ("TRANSFEREE") which is controlled by, which controls, or which is under common control with the entity which is transferring the shares in SPV ("TRANSFEROR"), provided that the Permitted Internal Transferee must be or be controlled by a Financial Institution. For the purpose of this definition control has the meaning given in section 50AA of the Corporations Act.

PREVIOUS RELATIONSHIP DOCUMENTS means:

(a)      the Previous Senior Debt Facility Agreement; and

(b) the shareholders agreement between American Banknote Australasia Holdings Inc, the Agent and Limited dated 26 June 2001.

QUALIFYING DEFERRED ORDINARY SHARES means Deferred Shares which the holder is entitled to convert into Ordinary Shares on the terms of the Constitution as at the date of sale of shares in SPV, including after taking into account the effect of payments pursuant to such sale.

RELEVANT PROPORTION means, for a person who is entitled to SPV Sale Proceeds, the proportion which the amount of that person's entitlement to SPV Sale Proceeds bears to the total amount of the SPV Sale Proceeds.

RELEVANT SALE means a sale proposed under clause 3 to a person who is not, before such transaction, carrying on or controlling a business similar to the Business and where some (being not merely a nominal portion) or all of the Sale Proceeds is something other than cash. For this purpose control has the meaning given in section 50AA of the Corporations Act.

SAME TERMS AND CONDITIONS means having the benefit of the same terms and conditions as each other recipient of Non- cash Proceeds, but for the avoidance of doubt on the basis that where any minority protection rights (other than rights conferred by law or generally applying across all instruments in the same class of Non- cash Proceeds), special consent or voting rights or veto or blocking rights apply in relation to any Securities or debt included in the Non-cash Proceeds held by SPV, Limited or Head they may be exercised as determined by a simple majority of the votes of the persons entitled to exercise those rights.

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SHAREHOLDERS means SPV, David Head and (as applicable) Limited or ABN.

SHAREHOLDERS AGREEMENT means the Subscription and Shareholders Agreement for ABN Australasia Holdings Pty Limited between the Company, SPV, Limited, ABN and David Head dated on or around the date of this agreement.

SPV SALE NOTICE has the meaning in clause 3.2.

SPV SALE PROCEEDS means the aggregate value attributed to each of the following in the context of the sale:

(a) all cash and non cash consideration for the proceeds of sale of the shares in SPV, adjusted to take into account any liability in SPV to the extent that SPV is not entitled to be reimbursed for such liability under this agreement or the Shareholders Agreement;

(b) all cash and non cash consideration for the proceeds of sale of any Shares under clause 4;

(c) any repayment of the Senior Secured Debt in connection with such sale or consideration paid for transfer, assignment or novation of any Senior Secured Debt to the purchaser, as part of the terms of the sale;

(d) any issue price of Preference Shares which a Shareholder will continue to hold in the Company after the sale; and

(e) any face value of Senior Secured Debt which will remain outstanding after the sale.

16.2     GENERAL INTERPRETATION AND OTHER DEFINITIONS

         (a) Subject to any terms specifically defined in clause 16.1, clause 31 (Interpretation) of the Shareholders Agreement applies in the interpretation of this agreement.

         (b) For the avoidance of doubt, a restriction expressed to apply to all of the shares in SPV does not applying to a sale of less than all of the shares in SPV.

         (c) A reference in this agreement to holders of Deferred Shares being entitled to conversion of their Deferred Shares into Ordinary Shares shall be read as including such conversion into Ordinary Shares as they would have been entitled to had the amounts received by the parties under this agreement been received pursuant to a Sale of Shares under the Shareholders Agreement (Sale of Shares having the same meaning as in the Shareholders Agreement).

EXECUTED as a deed

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SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD
Schedule 1 - Members of SPV

JP Morgan Chase Bank (Sydney Branch)
(ABN 43 074 112 011)
Level 32
225 George Street
Sydney NSW 2000
Fax (02) 9220 3371
Attention: Justin Fryer

Societe Generale Australia Branch
(ABN 71 092 516 286)
Level 21
400 George Street
Sydney NSW 2000
Fax (02) 9221 5313
Attention: Executive Manager Credit

Credit Lyonnais S.A.
Direction des Finances du Groupe
Departement de L'Ingenierie
Financiered du Group BC 1640
19 Boulevard des Italiens
750002 Paris
FRANCE
Fax+ (331) 4295 4832
Attention: Magali Corot

BOS International (Australia) Limited
(ABN 23 066 601 250)
Level 11
50 Carrington Street
Sydney NSW 2000
Fax (02) 9248 2199[    ]
Attention: Company Secretary

Bank of Western Australia Limited
(ABN 22 050 494 454)
Level 34
108 St Georges Terrace
Perth 6000
Fax
Attention: Simon Walsh, Director Strategy and Ventures

The Toronto-Dominion Bank
(ABN 74 082 818 175)
Before 1 May 2004:

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Level 34
Rialto Tower South
525 Collins Street
Melbourne Vic 3000
Fax (03) 9614 1613
Attention: VP & Director, Credit Management
After 1 May 2004:
Level 24
9 Castlereagh Street
Sydney NSW 2000
Fax (02) 9619 8888
Attention: VP & Director, Credit Management

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SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD
Schedule 2 - Lenders

JP Morgan Chase Bank (Sydney Branch)
(ABN 43 074 112 011)
Level 32
225 George Street
Sydney NSW 2000
Fax (02) 9220 3371
Attention: Justin Flyer

Societe Generale Australia Branch
(ABN 71 092 516 286)
Level 21
400 George Street
Sydney NSW 2000
Fax (02) 9221 5313
Attention: Executive Manager Credit

Credit Lyonnais S.A
Agence GCI 4309 c/o Agence Internationale
27-29 Rue de Choiseul
75002 Paris
France
Fax + (331) 4295 4832
Attention: Magali Corot[       ]

BOS International (Australia) Limited
(ABN 23 066 601 250)
Level 11
50 Carrington Street
Sydney NSW 2000
Fax (02) 9248 2199
Attention: Debt Officer

Bank of Western Australia Limited
(ABN 22 050 494 454)
Level 7
Grosvenor Place
225 George Street
Sydney NSW 2000
Fax (02) 9253 6250
Attention: Onno Hornstra

The Toronto-Dominion Bank
(ABN 74 082 818 175)
Before 1 May 2004:
Level 34
Rialto Tower South
525 Collins Street

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Melbourne Vic 3000
Fax (03) 9614 1613
Attention :VP & Director, Credit Management
After 1 May 2004:
Level 24
9 Castlereagh Street
Sydney NSW 2000
Fax (02) 9619 8888
Attention: VP & Director, Credit Management

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

SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD

Signing page

DATED: 6 APRIL 2004

EXECUTED by ABN                         )
AUSTRALASIA HOLDINGS PTY                )
LIMITED in accordance with section      )
127(1) of the Corporations Act by       )
authority of its directors.             )
                                        )   /s/ David J Head
/s/ [ILLEGIBLE]                         )   ------------------------------
--------------------------------        )   Signature of director*
Signature of director
                                        )   *delete whichever is not applicable
                                        )
/s/ [ILLEGIBLE]                         )   /s/ David J Head
--------------------------------            ------------------------------
Name of director (block letters)            Name of director*
                                            (block letters)
                                            *delete whichever is not applicable

EXECUTED by ABN                         )
AUSTRALASIA LIMITED in                  )
accordance with section 127(1) of the   )
Corporations Act by authority of its    )
directors:                              )
                                        )   /s/ David J Head
/s/ [ILLEGIBLE]                         )   ------------------------------
--------------------------------        )   Signature of director*
Signature of director                   )
                                        )   *delete whichever is not applicable
                                        )
/s/ [ILLEGIBLE]                         )   /s/ David J  Head
--------------------------------            ------------------------------
Name of director (block letters)            Name of director*
                                            (block letters)
                                            *delete whichever is not applicable

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SIGNED, SEALED AND                      )
DELIVERED as attorney for               )
AMERICAN BANKNOTE                       )
AUSTRALASIA HOLDINGS INC                )
under power of attorney by              )
                                        )
in the presence of:                     )
                                        )
/s/ Douglas Smith                       )   /s/ David Head
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
    DOUGLAS SMITH                       )   received no notice of revocation of
--------------------------------        )   the power of attorney.
Name of witness (block letters)         )

EXECUTED by LM SPV PTY                  )
LIMITED in accordance with section      )
127(1) of the Corporations Act by       )   /s/ Peter Thomas
authority of its director:              )   ------------------------------
                                            Signature of Peter Thomas
                                            Brannighan who states that he is
                                            the sole director of LM SPV Pty
                                            Limited

SIGNED by DAVID HEAD in the             )
presence of:                            )
                                        )
/s/ Douglas Smith                       )
--------------------------------        )
Signature of witness                    )
                                        )
    DOUGLAS SMITH                       )   /s/ David Head
--------------------------------        )   ------------------------------
Name of witness (block letters)         )   Signature of DAVID HEAD
                                        )

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SUPPLEMENTAL AGREEMENT RELATING TO ABN
AUSTRALASIA HOLDINGS PTY LTD

SIGNED, SEALED AND                      )
DELIVERED as attorney for THE           )
TORONTO-DOMINION BANK                   )
under power of attorney by              )
                                        )
in the presence of:                     )
                                        )
/s/ Rosalind Anderson                   )
--------------------------------        )
Signature of witness                    )   /s/ [ILLEGIBLE]
                                        )   ------------------------------
    ROSALIND ANDERSON                   )   By executing this deed the attorney
--------------------------------        )   state that the attorney has received
 Name of witness (block letters)        )   no notice of revocation of the power
                                        )   of attorney

SIGNED, SEALED AND                      )
DELIVERED for JP                        )
MORGAN CHASE BANK                       )
(SYDNEY BRANCH)                         )
By Its Duly                            )
Authorised Representative               )
                                        )
in the presence of:                     )
                                        )
/s/ Rosalind Anderson                   )   /s/ [ILLEGIBLE]
--------------------------------        )   ------------------------------
Signature of witness                    )   signature of authorised
                                        )   Representative
    ROSALIND ANDERSON                   )
--------------------------------        )
Name of witness (block letters)         )

SIGNED, SEALED AND                      )
DELIVERED as attorney for               )
SOCIETE GENERALE                        )
AUSTRALIA BRANCH under                  )
power of attorney by                    )
                                        )
in the presence of:                     )
                                        )
/s/ Rosalind Anderson                   )   /s/ [ILLEGIBLE]
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
    ROSALIND ANDERSON                   )   received no notice of revocation of
--------------------------------        )   the power of attorney
Name of witness (block letters)         )

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SIGNED, SEALED AND                      )
DELIVERED as attorney for BOS           )
INTERNATIONAL                           )
(AUSTRALIA) LIMITED under               )
power of attorney by                    )
                                        )
in the presence of:                     )
                                        )
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
--------------------------------        )   received no notice of revocation of
Name of witness (block letters)         )   the power of attorney

SIGNED, SEALED AND                      )
DELIVERED as attorney for BANK          )
OF WESTERN AUSTRALIA                    )
LIMITED under power of attorney         )
by                                      )
                                        )
in the presence of:                     )
                                        )
/s/ Rosalind Anderson                   )   /s/ [ILLEGIBLE]
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
    ROSALIND ANDERSON                   )   received no notice of revocation of
--------------------------------        )   the power of attorney
Name of witness (block letters)         )

SIGNED, SEALED AND                      )
DELIVERED as attorney for               )
CREDIT LYONNAIS S.A. under              )
power of attorney by                    )
                                        )
in the presence of:                     )
                                        )
-------------------------------         )
Signature of witness                    )   ------------------------------
                                        )   By executing this deed the attorney
-------------------------------         )   states that the attorney has
Name of witness (block letters)         )   received no notice of revocation of
                                        )   the power of attorney

(C) Mallesons Stephen Jaques     Supplemental Agreement relating to ABN        4
7177999_10                       Australasia Holdings Pty Ltd
                                 5 April 2004

SIGNED, SEALED AND                      )
DELIVERED as attorney for               )
SOCIETE GENERALE                        )
AUSTRALIA BRANCH under                  )
power of attorney by                    )
                                        )
in the presence of:                     )
                                        )
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
--------------------------------        )   received no notice of revocation of
Name of witness (block letters)         )   the power of attorney

SIGNED, SEALED AND                      )
DELIVERED as attorney for BOS           )
INTERNATIONAL                           )
(AUSTRALIA) LIMITED under               )
power of attorney by                    )
ROD OWEN                                )
in the presence of:                     )
                                        )
/s/ Stephen W. Pollock                  )   /s/ [ILLEGIBLE]
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
    STEPHEN W. POLLOCK                  )   received no notice of revocation of
--------------------------------        )   the power of attorney
Name of witness (block letters)         )

SIGNED, SEALED AND                      )
DELIVERED as attorney for BANK          )
OF WESTERN AUSTRALIA                    )
LIMITED under power of attorney         )
by                                      )
                                        )
in the presence of:                     )
                                        )
--------------------------------        )   ------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
--------------------------------        )   received no notice of revocation of
Name of witness (block letters)         )   the power of attorney

(C) Mallesons Stephen Jaques     Supplemental Agreement relating to ABN        2
7177999_10                       Australasia Holdings Pty Ltd
                                 5 April 2004

SIGNED, SEALED AND                      )
DELIVERED as attorney for               )
CREDIT LYONNAIS S.A. under              )
power of attorney by                    )
                                        )
in the presence of:                     )
                                        )
/s/ Vincent Lee                         )
--------------------------------        )
Signature of witness                    )   /s/ [ILLEGIBLE]
                                        )   ------------------------------
    VINCENT LEE                         )   By executing this deed the attorney
--------------------------------        )   states that the attorney has
Name of witness (block letters)         )   received no notice of revocation of
                                        )   the power of attorney

(C) Mallesons Stephen Jaques     Supplemental Agreement relating to ABN        3
[ILLEGIBLE]                      Australasia Holdings Pty Ltd
                                 5 April 2004